                             INVESTMENT AGREEMENT

     This INVESTMENT AGREEMENT is entered into as of the _____ day of April, 1997, by and between FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC., a Delaware corporation (the "Company"), and PRINZ-FRANKLIN L.L.C., an Illinois limited liability company ("Investor").

                                    RECITALS

     A. The Company is engaged primarily in the business of the sale and servicing of high-quality examination instruments and equipment required to furnish and outfit examination rooms of ophthalmologists, optometrists, medical organizations and clinics.

     B. The Company is currently a small business issuer reporting under the Securities Exchange Act of 1934, as amended.

     C. Investor and the Company desire that Investor make an equity contribution to the Company in the aggregate amount up to $600,000 on the terms and conditions set forth in this Agreement.


                                   AGREEMENT

     In consideration of the foregoing Recitals and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

     Capitalized terms used in this Agreement shall have the following meanings ascribed to them in this Article I:

     "AGREEMENT" means this Investment Agreement, together with all Exhibits referred to herein.

     "CLOSING DATE" means the Initial Closing Date or the Second Closing Date, as the context may require.

     "COMMON STOCK" means Common Stock of the Company, $0.001 par value.

     "COMPANY" has the meaning ascribed to such term in the introduction hereto.

     "INITIAL CLOSING DATE" means April __, 1997 or such other date as the parties may mutually agree for the sale and issuance of shares of Common Stock to Investor pursuant to Section 2.1(a) hereof.

     "INVESTOR" has the meaning ascribed to such term in the introduction hereto.

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement between the Company and Investor, the form of which is attached hereto as EXHIBIT A.

     "RELATED AGREEMENTS" means the Registration Rights Agreement and the Warrant Agreement.

     "SECOND CLOSING DATE" means May __, 1997 or such other date as the parties may mutually agree for the sale and issuance of shares of Common Stock to Investor pursuant to Section 2.1(b) hereof.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SHARES" means the shares of Common Stock of the Company issued and sold to Investor pursuant to this Agreement.

     "WARRANT AGREEMENT" means the Warrant Agreement pursuant to which the Company will grant Investor the right to purchase shares of Common Stock, the form of which is attached hereto as EXHIBIT B.


                                    ARTICLE II
                             PURCHASE AND SALE OF SHARES

     2.1 COMMON STOCK. Subject to the terms and conditions set forth in this Agreement, the Company agrees to sell to Investor, and Investor agrees to purchase from the Company, shares of Common Stock as follows:

          (a) on the Initial Closing Date, 1,000,000 shares of Common Stock for a purchase price of $0.20 per share for an aggregate purchase price of Two Hundred Thousand Dollars ($200,000); and

          (b) on the Second Closing Date, 2,000,000 shares of Common Stock for a purchase price of $0.20 per share for an aggregate purchase price of Four Hundred Thousand Dollars ($400,000).

     2.2 REGISTRATION RIGHTS. The Shares issued pursuant to Section 2.1 shall be subject to registration rights as provided in the Registration Rights Agreement attached hereto as EXHIBIT A.

     2.3  RIGHTS OF FIRST REFUSAL.

           (a) For a period of two (2) years from the Initial Closing Date, Investor shall have the right of first refusal to purchase its proportionate number of any New Securities (as defined below) that the Company may, from time to time, propose to issue and sell after the date hereof. For purposes hereof, Investor's "proportionate number" means the number of New Securities proposed to be issued and sold multiplied by the percentage of issued and outstanding shares of Common Stock and common stock equivalents held by Investor immediately prior to such sale.

          (b) As used herein, the term "New Securities" shall mean any capital stock of the Company issued after the date hereof, whether now authorized or not, including without limitation, Common Stock, preferred stock or any other security which is convertible into or exchangeable for capital stock of the Company, and proposed to be sold by the Company to investors for cash consideration; provided, however that "New Securities" shall not include (A) shares of Common Stock issued pursuant to this Agreement or the Warrant Agreement, (B) Common Stock, preferred stock or any other security issued pursuant to the acquisition of another business entity by the Company by merger, purchase of substantially all of such other entity's assets, or by other reorganization whereby the Company ends up owning, directly or indirectly, more than 50% of the voting power of such entity,
     (C) Common Stock, preferred stock or any other security sold pursuant to a public distribution and (D) Common Stock issued pursuant to the exercise of any warrants, options or convertible securities now or hereinafter outstanding.

          (c) In the event the Company proposes to undertake an issuance of New Securities, it shall give Investor written notice of its intention to do so at least 10 days prior to such issuance, describing the New Securities and the price and terms upon which the Company proposes to issue the same (the "Original Notice"). Investor may purchase such number of New Securities up to its proportionate number of such New Securities ("Full Amount") for the price and upon the terms specified in the Original Notice by giving written notice to the Company no later than 5 days after the date of receipt of the Original Notice ("Notice Date") identifying the number of New Securities (up to the Full Amount) to be purchased.

          (d) In the event Investor fails to exercise such right of first refusal in full within said 5-day period, the Company may thereafter sell the New Securities as to which Investor's rights were not exercised, at a price and upon terms no more favorable to the purchasers thereof than those specified in the Original Notice.

     2.4 METHOD OF PAYMENT. Subject to the terms and conditions of this Agreement, each payment to be made by Investor pursuant to Section 2.1 hereof shall be by wire transfer of immediately available funds to a single account designated by the Company.

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     2.5  ISSUANCE OF WARRANTS.  Subject to the terms and conditions of this
Agreement, the Company agrees to grant to Investor, on each of the Initial and Second Closing Dates, a warrant, each of which shall be in the form of the Warrant Agreement attached hereto as EXHIBIT B, to purchase up to Two Hundred Thousand (200,000) shares of Common Stock of the Company, at an exercise price of One Dollar ($1.00) per share.


                                 ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     As an inducement to Investor to enter into and perform under this Agreement, the Company represents and warrants to Investor as follows:

     3.1 DUE AUTHORIZATION. Except as otherwise provided in this Agreement, the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Related Agreements have been duly and validly authorized and approved by all necessary corporate action. Subject to the approval of the board of directors of the Company, this Agreement and the Related Agreements shall be valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     3.2 CONSENT. The execution, delivery and performance by the Company of this Agreement and the Related Agreements will not (a) violate any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company is a party or by which it is bound, (b) conflict with the certificate of incorporation or by-laws of the Company or (c) violate any order, rule or regulation or any court or governmental agency or body having jurisdiction over the Company or any of its properties.

     3.3 CAPITALIZATION OF THE COMPANY. As of the date hereof, the Company has authorized capital stock as stated in its Quarterly Report on Form 10-QSB for the period ended December 31, 1996.

     3.4 REPORTING. As of the date hereof, the Company has filed with the SEC all reports that it is required to file with the SEC pursuant to the Exchange Act. Except as disclosed by the Company in its periodic reports filed with the SEC, there is no litigation nor other proceeding pending or, to the knowledge of the Company, threatened against the Company that is likely to result, individually or in the aggregate, in a material adverse effect on the condition, business or assets of the Company or materially threatens the validity of this Agreement and the Related Agreements, the offer, issuance, sale or delivery of the Shares or any other action contemplated under this Agreement or the Related Agreements.

     3.5 COMMISSIONS. The Company has not incurred any obligation or liability, contingent or otherwise, for brokers' commissions, finders' fees or similar payments in connection with the transactions contemplated by this Agreement or the Related Agreements.

                                  ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF INVESTOR

     As an inducement to the Company to enter into this Agreement, Investor represents and warrants to the Company as follows:

     4.1 LIMITED LIABILITY COMPANY STATUS. Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Illinois.

     4.2 DUE AUTHORIZATION. The execution and delivery by Investor of, and the performance by Investor of its obligations under, this Agreement and the Related Agreements have been, or as of the Initial Closing Date will be, duly and validly authorized and approved by all necessary company action on the part of Investor. This Agreement and the Related Agreements are, or upon execution by Investor, will be, valid and binding agreements of Investor, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     4.3 AUTHORITY OF INVESTOR. Investor has the power and authority to enter into and perform its obligations under this Agreement and the Related Agreements. Neither the execution and delivery of, nor the performance by Investor of its obligations under, this Agreement and the Related Agreements will conflict with or result in a material breach of any of the terms or provisions of, or constitute a material default under, any statute, any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which Investor is a party, Investor's articles of organization or operating agreement or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Investor or any of its properties.

     4.4 CONSENTS. No consent or approval is required by any person or entity pursuant to the terms of any contract or otherwise in order to permit the execution and delivery by Investor of this Agreement and the Related Agreements and the performance by Investor of its obligations thereunder and the consummation of the transactions contemplated thereby.

     4.5 COMMISSIONS. Investor has not incurred any obligation or liability, contingent or otherwise, for brokers' commissions, finders' fees or other like payments in connection with the transactions contemplated by this Agreement or the Related Agreements.

     4.6 INVESTMENT INTENT. Investor is acquiring the securities hereunder for its own account (except as otherwise expressly permitted in this Agreement), for investment purposes only, and not with a view to the distribution or resale thereof. Investor will not participate or have any direct or indirect participation in, any such distribution. Investor will not participate in the direct or indirect underwriting of any such distribution. Investor acknowledges that, except as provided in this Agreement or the Related Agreements, the Company is under no obligation to register the securities. Investor will not resell or otherwise transfer all or any portion of the securities, or any interest therein, except as permitted by law, including without limitation, the

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Securities Act and applicable state securities laws.  Until the Shares are registered under the Securities Act or transferred pursuant to and in compliance with an exemption under federal and state securities laws, including Rule 144 promulgated under the Securities Act ("Rule 144"), all certificates evidencing any of the Shares, whether upon original issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows: "The shares of Common Stock represented by this certificate have not been the subject of registration under the Securities Act of 1933 or under applicable state securities laws. Such shares of Common Stock may not be offered for sale, sold, delivered after sale, pledged, hypothecated or otherwise transferred in the absence of: (A) an effective registration statement covering such shares under the Securities Act of 1933 and under applicable state securities laws; or (B) the availability of exemption from the registration requirements." Investor acknowledges that Rule 144 may not be available as a basis for exemption from the registration requirements of the Securities Act.

     4.7 INVESTOR QUALIFICATIONS. Investor has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the acquisition of the securities under this Agreement. Investor will be able to afford to lose the entire value of such investment.

     4.8 AVAILABLE INFORMATION. All SEC filings and other documents, records and books pertinent to an investment in the securities of the Company have been made available for inspection by Investor or its representatives. Investor and its representatives have had a reasonable opportunity to ask questions of and receive answers from management of the Company concerning the Company and the terms and conditions of the transactions contemplated under this Agreement and the Related Agreements, and all information Investor and its representatives have requested has been received.

     4.9 NASDAQ OTC BULLETIN BOARD. Investor is aware that as of the date hereof the Company's Common Stock is not trading on the NASDAQ SmallCap Market-TM- but is quoted on the NASDAQ OTC Bulletin Board and there can be no assurance that the Company's Common Stock will meet the listing criteria for inclusion on the NASDAQ SmallCap Market-TM- or any other securities exchange.


                                    ARTICLE V
                      COVENANTS PRIOR TO EACH CLOSING DATE

     From and after the date hereof, through and including each Closing Date, the Company and Investor covenant and agree as follows:

     5.1 BEST EFFORTS. The Company and Investor agree to use their respective reasonable best efforts and take all reasonable actions to bring about the timely performance of this Agreement and the Related Agreements and cause the representations and warranties set forth in this Agreement to remain true and complete through and including each Closing Date.

     5.2 ACTION PRIOR TO CLOSING. Except as may be required by law, neither the Company nor Investor shall take any action that would adversely affect the Company's and Investor's ability, respectively, to execute, deliver or perform this Agreement or the Related Agreements or that would cause any documents delivered by the Company or Investor pursuant to the terms of this Agreement or the Related Agreements, or any representation or warranty made by the Company or Investor herein, not to be true in all material respects on the applicable Closing Dates.

     5.3 DUE DILIGENCE INVESTIGATION. Following the date hereof and for a period up to and including May 2, 1997, the Company shall afford to Investor and its authorized agents or representatives the right during normal business hours to inspect the assets, books, personal property and real estate of the Company and shall afford them access to the Company's officers and key management as Investor reasonably shall deem necessary or desirable.

     5.4 BANKING COMMITMENT. The Company and Investor shall use their reasonable best efforts to obtain a commitment from a financial institution to provide the Company a line of credit in an amount not less than $1,500,000.
The Company and Investor acknowledge and agree that the proceeds of such line of credit are to be used to pay down the line of credit currently being provided to the Company by Silicon Valley Bank and to provide for working capital.

     5.5 DIRECTORS. Effective on the Initial Closing Date, the board of directors of the Company shall increase the board of directors to such number as it deems appropriate. John Prinz shall thereupon be appointed a member of the Company's board of directors. The Company shall nominate John Prinz for director for each shareholders meeting at which his term has expired or prior to which he is not otherwise a director of the Company, as long as (a) Investor holds at least five percent (5%) of the issued and outstanding shares of Common Stock of the Company, (b) in the Company's reasonable judgment, John Prinz is willing and able to serve in such capacity, and (c) the Second Closing has occurred or has not occurred due to the fault of the Company. The Company shall provide, at its cost, director and officer liability insurance coverage for John Prinz.

     5.6 ASSISTANCE OF INVESTOR. For a period of two years from the Initial Closing Date, at the reasonable request of the board of directors of the Company, Investor shall, as an independent contractor and upon terms agreed upon at such time, assist the Company in communicating with the financial markets to update market makers of the progress of the Company, establishing relationships with broker-dealers to facilitate any future capital raising by the Company and having its Common Stock relisted for quotation in the NASDAQ SmallCap Market-TM-
 . Investor acknowledges that the Company may use other persons or entities for, and has no obligation to permit Investor to participate in, such activities.

     5.7 NO SHOP. For the period beginning on the date hereof and ending on the earlier to occur of (i) May 2, 1997 or (ii) the termination of this Agreement, the Company agrees that it will not enter into any agreement with a third party with respect to an equity investment by such third party in the Company. During such period, Investor agrees to conduct its due diligence for the purpose of making its investment in the Company as provided herein.

     5.8 CONFIDENTIALITY. Investor agrees that at all times through and including the last occurring Closing Date, and for a period of three years thereafter, it and its representatives shall hold in strict confidence all information and documents received from the Company in connection with the transactions contemplated under this Agreement and the Related Agreements. If the transactions herein contemplated shall not be consummated, Investor shall continue to hold all information received form the Company in strict confidence and shall return to the Company or destroy (as directed by the Company) all such documents and information in written form then in Investor's or its representatives' possession; provided, however, that Investor's obligation to maintain confidentiality pursuant to this Section 5.8 shall not apply to any information or documents that are public knowledge at the time furnished by the Company or that become public knowledge thereafter through any cause other than as a result of any act of Investor or its representatives which constitutes a breach of this Agreement. Nothing herein shall be deemed to prohibit any disclosure required by order of a court of competent jurisdiction or by any applicable statute or valid regulation of a competent governmental authority.

     5.9 LEGAL FEES. The Company shall bear its own costs of legal representation, and shall pay the legal costs reasonably incurred by Investor up to an aggregate amount of $7,000, relating to the negotiation of this Agreement and the Related Agreements.

     5.10 CONTINUATION OF COVENANTS.  Those covenants set forth in Sections 5.5,
5.6 and 5.8 shall survive the last occurring Closing Date and shall continue in accordance with such Section.


                                     ARTICLE VI
                    CONDITIONS PRECEDENT TO INVESTOR'S OBLIGATIONS

     6.1 OBLIGATIONS TO BE SATISFIED ON OR PRIOR TO EACH CLOSING DATE. The obligations of Investor under this Agreement to be performed on each Closing Date shall be subject to the satisfaction, on or prior to such Closing Date, of the conditions set forth in this Section with respect to such Closing Date, any of which conditions may be waived by Investor at its option:

          (a) On or prior to each Closing Date, the following conditions must be satisfied:

               (i) ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Company in this Agreement shall be true, correct and complete in all material respects on such Closing Date as though such representations and warranties had been made on such date.

               (ii) COMPLIANCE WITH AGREEMENT. The Company shall have performed and complied in all material respects with all of the terms, covenants, conditions and obligations under this Agreement which are to be performed or complied with by the Company on or before such Closing Date.

               (iii) CLOSING DOCUMENTS. The Company shall have delivered all certificates, instruments, agreements, opinions and other documents required to be delivered by the Company on or prior to such Closing Date pursuant to Article VIII hereof, and the form and substance of all such certificates, instruments, opinions and other documents delivered to Investor on such Closing Date shall be in form reasonably satisfactory to Investor.

          (b) In addition to the conditions specified in Section 6.1(a) hereof, on or prior to the Second Closing Date, the following conditions must be satisfied:

               (i) INVESTIGATION. Investor, and its authorized agents and representatives, shall have been afforded access as provided in
          Section 5.3, and Investor shall be reasonably satisfied with the results of such investigation.

               (ii) BANKING COMMITMENT. The Company shall have obtained a written commitment from a financial institution to provide a line of credit in an amount and on terms consistent with those set forth in
          Section 5.4 hereof.

     6.2 PROCEDURE FOR FAILURE TO SATISFY CONDITIONS PRIOR TO CLOSING DATE. In the event that any of the conditions precedent set forth in Section 6.1 have not been satisfied as of a Closing Date, Investor shall notify the Company in writing indicating its election, exercised in its sole discretion, to (a) waive such condition precedent (if such condition is capable of being waived) or
(b) refuse to close. In lieu of the foregoing, Investor and the Company may agree to consummate the transactions contemplated by this Agreement on such additional terms as are agreed to by Investor and the Company. In the event any condition is waived by Investor in accordance with this Section 6.2, such condition shall be deemed waived for such Closing Date but not with respect to any subsequent Closing Date unless otherwise specified in writing by Investor.


                                    ARTICLE VII
                  CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS

     7.1 OBLIGATIONS TO BE SATISFIED ON OR PRIOR TO CLOSING DATE. The obligations of the Company under this Agreement to be performed on each Closing Date shall be subject to the satisfaction, on or prior to such Closing Date, of the conditions set forth under this Section with respect to such Closing Date, any of which conditions may be waived by the Company at its option:

          (a) On or prior to each Closing Date, the following conditions must be satisfied:

               (i) ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by Investor in this Agreement shall be true, correct and complete in all material respects on such Closing Date as though such representations and warranties had been made on such date.

               (ii) COMPLIANCE WITH AGREEMENT. Investor shall have performed and complied in all material respects with all of the terms, covenants, conditions and obligations under this Agreement which are to be performed or complied with by Investor on or before such Closing Date.

               (iii) CLOSING DOCUMENTS. Investor shall have delivered all certificates, instruments, agreements, opinions and other documents required to be delivered by Investor on or prior to such Closing Date pursuant to Article VIII hereof, and the form and substance of all such certificates, instruments, opinions and other documents delivered to the Company on such Closing Date shall be in form reasonably satisfactory to the Company.

               (iv) APPROVAL OF DIRECTORS. The transactions contemplated by this Agreement and the Related Agreements shall have been approved by the Company's board of directors.


     7.2 PROCEDURE FOR FAILURE TO SATISFY CONDITIONS PRIOR TO CLOSING DATE. In the event that any of the conditions set forth in Section 7.1 have not been satisfied as of a Closing Date, the Company shall notify Investor in writing indicating its election, exercised in its sole discretion, to (a) waive such condition precedent (if such condition is capable of being waived) or (b) refuse to close. In lieu of the foregoing, Investor and the Company may agree to consummate the transactions contemplated by this Agreement on such additional terms as are agreed to by Investor and the Company. In the event any condition is waived by the Company in accordance with this Section 7.2, such condition shall be deemed waived for such Closing Date but not with respect to any subsequent Closing Date unless otherwise specified in writing by the Company.


                                  ARTICLE VIII
                                    CLOSINGS

     8.1 TIME AND PLACE. Each closing shall take place on the respective Closing Date at the offices of the Company's counsel located at 3500 Three First National Plaza, Chicago, Illinois, or at such other place as the parties may agree in writing.

     8.2 CLOSING TRANSACTIONS. All documents and other instruments required to be delivered on each Closing Date shall be regarded as having been delivered simultaneously, shall be dated such Closing Date and no document or other instrument shall be regarded as having been delivered until all have been delivered.

     8.3  DELIVERIES BY THE COMPANY.

          (a) On each Closing Date, the Company shall deliver or cause to be delivered to Investor:

               (i) certificates issued to the Investor representing the Shares to be issued on such date pursuant to Section 2.1 hereof;

               (ii) the opinion of the Company's counsel, dated such Closing Date, in substantially the form attached hereto as EXHIBIT C;

               (iii) a certificate, substantially in the form as attached hereto as EXHIBIT D, from the President of the Company dated as of such Closing Date, certifying that the representations and warranties of the Company herein contained are true and correct on and as of such Closing Date and that all of the conditions set forth in Article VI to be complied with or performed by the Company by such Closing Date have been complied with or performed in all material respects; and

               (iv) such other instruments and documents as are (i) required by any other provisions of this Agreement or (ii) reasonably necessary, in the opinion of Investor or Investor's counsel, to effect the performance of this Agreement by the Company.

          (b) In addition to the documents specified in Section 8.3(a) hereof, on the Initial Closing Date, the Company shall deliver to Investor the Warrant Agreement, executed by a proper officer of the Company, exercisable for the number of shares set forth in Section 2.5 hereof for such Closing Date.

          (c) In addition to the documents specified in Section 8.3(a) hereof, on the Second Closing Date, the Company shall deliver to Investor:

               (i) a copy of the written commitment from a financial institution in accordance with Section 6.1(b)(ii) hereof;

               (ii) the Registration Rights Agreement executed by a proper officer of the Company; and

               (iii) the Warrant Agreement, executed by a proper officer of the Company, exercisable for the number of shares set forth in Section
          2.5 hereof for such Closing Date.

     8.4  DELIVERIES BY INVESTOR.

          (a) On each Closing Date, Investor shall deliver or cause to be delivered to the Company:

               (i) the opinion of Investor's counsel, dated such Closing Date, in substantially the form attached hereto as EXHIBIT E;

               (ii) a certificate, substantially in the form attached hereto as EXHIBIT F, from the manager of Investor, dated as of such Closing Date, certifying that the representations and warranties of Investor herein contained are true and correct on and as of such Closing Date and that all of the conditions set forth in Article VII to be complied with or performed by Investor by such Closing Date have been complied with or performed in all material respects;

               (iii) funds by wire transfer in accordance with Section 2.4 hereof; and

               (iv) such other instruments and documents as are (i) required by any other provisions of this Agreement or (ii) reasonably necessary, in the opinion of the Company or Company's counsel, to effect the performance of this Agreement by Investor.

          (b) In addition to the documents specified in Section 8.4(a) hereof, on the Initial Closing Date, Investor shall cause to be delivered to the Company certificate of good standing dated as of a recent date for Investor issued by the Secretary of the State of Illinois.


                                      ARTICLE IX
                                      TERMINATION

     9.1 TERMINATION. This Agreement may be terminated at any time (a) by mutual consent of the Company and Investor or (b) by either party if no closing has occurred on the Initial Closing Date.

     9.2  LIABILITY ON TERMINATION.  In the event of termination pursuant to
Section 9.1, neither party hereto shall have any liability hereunder of any nature whatsoever to the other, including any liability for damages; provided, however, that this Section 9.2 shall not preclude liability for fraud or willful misconduct by Investor or the Company.


                                   ARTICLE X
                        INDEMNIFICATION AND ARBITRATION

     10.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations, warranties, covenants and agreements made by each party in this Agreement or in any Exhibit, certificate or document delivered by any such party pursuant hereto or in connection with this Agreement shall survive the closing of the transaction. Each party hereto shall be entitled to rely upon any such representations and warranties of the other parties for a period through and including May 2, 1998.

     10.2 INDEMNIFICATION BY THE COMPANY. The Company covenants and agrees to indemnify and hold harmless Investor and each of its managers and members from and against any and all liability, obligation, loss, cost or damage (including reasonable legal and accounting fees incurred in defending or prosecuting any claim for any such liability, loss or damage) arising out of or resulting from:

          (a) The untruth or inaccuracy as of the date hereof or on any Closing Date, except as otherwise contemplated herein, of any representation or warranty made by the Company contained in this Agreement; and

          (b) The failure by the Company to perform any covenant or condition required to be performed or satisfied by the Company herein.

     10.3 INDEMNIFICATION BY INVESTOR. Investor covenants and agrees to indemnify and hold harmless the Company from and against any and all liability, obligation, loss, cost or damage (including reasonable legal and accounting fees incurred in defending or prosecuting any claim for any such liability, loss, cost or damage) arising out of or resulting from:

          (a) The untruth or inaccuracy as of the date hereof or on any Closing Date, except as contemplated herein, of any representation or warranty made by Investor contained in this Agreement; and

          (b) the failure by Investor to perform any covenant or condition required to be performed by Investor herein.

     10.4 PROCEDURE FOR INDEMNIFICATION.

          (a) If any party hereto shall claim indemnification hereunder arising from any claim or demand of a third party, the party seeking indemnification shall promptly notify the party from whom indemnification is sought in writing of the basis for such claim or demand, setting forth the nature of the claim or demand in detail. The party against whom indemnification is sought shall have the right to compromise or, if appropriate, defend at its own cost and through counsel of its own choosing, any claim or demand of any third party giving rise to such claim for indemnification. Such notice and the said opportunity to compromise or defend, if applicable, shall be conditions precedent to any asserted liability under this indemnity. In the event the party against whom indemnification is sought undertakes to compromise or defend any such claim or demand, it shall promptly notify the other party in writing of its intention to do so and shall give the other party such security in that regard as such other party reasonably may request. The party claiming indemnification shall fully cooperate with the other party and its counsel in the defense or compromise of such claim or demand. After the assumption of the defense by the indemnifying party, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the party seeking indemnification, in connection with such defense, other than reasonable costs of investigation, but the party seeking indemnification may participate in such defense at its own expense. No settlement of a third party claim or demand defended by the party seeking indemnification shall be made without the written consent of the party from whom indemnification is sought. The indemnifying party shall not, except with written consent of the indemnified party, consent to the entry of a judgment or settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to the indemnified party of an unconditional release from all liability in respect of such third party claim or demand.

          (b) If any party shall claim indemnification hereunder for any claim other than a third party claim, the party claiming indemnification shall promptly notify the other of the nature and amount of the claim; and payment therefor shall be made by the party receiving such notice forthwith upon receipt thereof.

     10.5 ARBITRATION. In the event that any dispute should arise between the parties hereto with respect to monetary damages, the controversy shall be submitted to arbitration in accordance with the provisions of this Section 10.5.

     The party demanding monetary damages shall give to the other party notice in writing, stating with specificity the matter upon which an award is desired. Such demand shall be settled by arbitration in Chicago, Illinois, before three arbitrators in accordance with the Rules then obtaining of the American Arbitration Association; provided, however, that Investor, on the one hand, and the Company, on the other hand, as appropriate, shall each designate one arbitrator and such designated arbitrators shall mutually agree on the designation of a third arbitrator, except that, failing such agreement, the third arbitrator shall be named by the American Arbitration Association. The award of the arbitrators shall be a conclusive determination of the matter and shall be binding upon all parties hereto, and shall not be contested by any of them. The arbitrators shall award the prevailing party reasonable expenses and costs including without limitation reasonable attorneys' fees.

     Notwithstanding anything to the contrary herein, upon the occurrence of a breach of a representation, warranty, covenant or other agreement hereunder by a party hereto, which breach, in the opinion of the aggrieved party, is not subject to remedy by the payment of monetary damages, the aggrieved party shall be entitled to seek in a court of competent jurisdiction both monetary damages and equitable relief including, but not limited to, the right to rescind this Agreement, unwind the consummation of the transaction contemplated by this Agreement and place the parties in the same respective positions they held prior to consummation of the transaction contemplated by this Agreement.

                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

     11.1 AMENDMENT. This Agreement may be amended only by the written consent of the Company and Investor.

     11.2 SUCCESSORS AND ASSIGNS. Neither party may assign this Agreement without the prior written consent of the other party. Unless otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of Investor and the Company, and their respective successors and assigns.

     11.3 NOTICES. All notices, demands and communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered in person or mailed by certified or registered mail, return receipt requested, postage prepaid, and addressed as follows:

          (a)  if to Investor:     Prinz-Franklin L.L.C.
                                   c/o John Prinz
                                   One Northfield Plaza, Suite 300
                                   570 Frontage Road
                                   Northfield, Illinois  60093

          (b)  if to the Company:  Franklin Ophthalmic Instruments Co., Inc.
                                   1265 Naperville Drive
                                   Romeoville, Illinois 60446
                                   Attention: Michael Carroll, President

               with a copy to:     Ungaretti & Harris
                                   3500 Three First National Plaza
                                   Chicago, Illinois 60602
                                   Attention: Michael J. Philippi, Esq.

or to such other addresses as may be specified by any of the parties hereto pursuant to notice given by such party in accordance with the provisions of this
Section 11.3.

     11.4 HEADINGS. All headings in this Agreement are for convenience of reference only, shall not be deemed to constitute a part hereof, and shall not be deemed to limit, characterize or in any way affect the provisions of this Agreement.

     11.5 PARTIAL INVALIDITY. If any provision of this Agreement shall be held invalid or unenforceable, the remainder nevertheless shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it nevertheless shall remain in full force and effect in all other circumstances.

     11.6 ENTIRE AGREEMENT. This Agreement together with the Exhibits referred to herein and the Related Agreements contains the entire agreement and understanding of the parties concerning the subject matter hereof, and no representations, promises, agreements or understandings' written or oral, not contained herein shall be of any force or effect, unless in writing, executed by the parties to be bound and dated subsequent to the date hereof.

     11.7 MODIFICATIONS AND WAIVERS. No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing dated subsequent to the date hereof and signed by the party intended to be bound. No waiver of any breach, term or condition of this Agreement by either party shall constitute a subsequent waiver of the same or any other breach, term or condition except as otherwise expressly set forth herein.

     11.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     11.9 GOVERNING LAW. This Agreement shall be construed under the laws of the State of Illinois, without regard to its principles of conflict of laws.

     11.10 PROSPECTIVE TRANSFERS. Notwithstanding anything to the contrary contained herein or in the Related Agreements, the Company and Investor agree and acknowledge that (i) Investor may assign and delegate all or any portion of its rights and obligations arising pursuant to this Agreement and/or the Related Agreements to a new entity that may be established by Investor or its principals (hereinafter referred to as "Newco"), and/or any investors, members, affiliates or principals of Investor or Newco (hereinafter referred to as the "Specified Parties"), and (ii) Investor, Newco or their successors or assigns may sell, assign, or otherwise transfer all or any portion of the Common Stock purchased pursuant to this Agreement, and/or the warrants to be issued pursuant to the Warrant Agreements (together with any Common Stock issued upon exercise thereof) to one or more of such Specified Parties; PROVIDED, HOWEVER, that any such sale, assignment, or transfer shall only be made in compliance with all applicable federal and state securities laws. Subject to such compliance and notwithstanding anything to the contrary contained herein or in the Related Agreements, the Company agrees that it will take such actions as Investor may reasonably request to facilitate such assignment, delegation, sale or transfer, including without limitation issuing new stock certificates in the name of such Specified Parties or their designees.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                         FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC.
                         a Delaware corporation

                         By:  _______________________________________
                         Its: _______________________________________

                         PRINZ-FRANKLIN L.L.C., an Illinois limited liability company

                         By:  _______________________________________
                         Its: _______________________________________

     As an inducement to Investor (as defined in the foregoing Investment Agreement) to enter into the foregoing Investment Agreement, Michael J. Carroll and James Urban (individually, a "Selling Shareholder") hereby agree that, for a period of two years from the Initial Closing Date (as defined in the foregoing Investment Agreement), neither will reduce his ownership of shares of Common Stock in Franklin Ophthalmic Instruments Co., Inc. (the "Company"), as reported in the Form 10-QSB of the Company for the period ending December 31, 1996 ("Current Holdings"), by more than 50% through a sale or series of sales to a bona fide purchaser or purchasers (a "Purchaser") for fair value in a negotiated transaction (i.e., other than through a brokers' transaction) unless such Purchaser agrees to purchase at the closing of such sale a corresponding percentage of the shares of Common Stock in the Company beneficially owned by Investor.

     Before a Selling Shareholder accepts any offer for the sale of shares of Common Stock which would result in the aforementioned ownership reduction, he will give written notice (the "Tag-Along Notice") to Investor which notice shall state the purchase price, the date on or about which the sale is to be made and such other material terms of the offer. Investor shall have the right to participate in such sale by giving written notice to the Selling Shareholder within 10 days after the Tag-Along Notice is sent to Investor to the effect that it will sell to such Purchaser a percentage of its shares of Common Stock in the Company equal to the aggregate percentage reduction in Current Holdings of such Selling Shareholder. The purchase from Investor shall be on the terms described in the Tag-Along Notice. If Investor declines to sell, or fails to timely notify the Selling Shareholder, the Selling Shareholder may sell his shares on such terms and conditions provided in the Tag-Along Notice within 90 days of the date of the Tag-Along Notice. If such sale has not been completed with such 90-day period, such sale may not be carried out without complying again with the foregoing provisions.


                              ____________________________________
                              Michael J. Carroll

                              ____________________________________
                              James J. Urban

                                                          EXHIBIT A
                FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC.
                      REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement dated as of ______________, 1997 (the "AGREEMENT") is by and between FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC., a Delaware corporation (the "COMPANY"), and PRINZ-FRANKLIN L.L.C., an Illinois limited liability company (the "SHAREHOLDER").

                                  RECITALS

     A. The Company and the Shareholder are parties to an Investment Agreement dated April ___, 1997 (the "INVESTMENT AGREEMENT") pursuant to which the Shareholder agreed to acquire shares of Common Stock of the Company, $0.001 par value per share, for an aggregate purchase price of up to $600,000.

     B. It is a condition to such purchase that the parties enter into this Agreement.

                                   AGREEMENT

     In consideration of the foregoing Recitals and the mutual promises contained herein, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used herein and not otherwise defined, shall have the following meanings:

          (a) "COMMISSION" means the Securities and Exchange Commission and any successor thereto.

          (b) "COMMON STOCK" means the Common Stock of the Company, $0.001 par value per share.

          (c) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (d) "HOLDER" means the Shareholder and any subsequent holder of Registrable Shares to whom the rights hereunder accrue pursuant to Section 11 hereof.

          (e) "REGISTRABLE SHARES" means (i) the Common Stock issued pursuant to Subsections 2.1(a) and (b) of the Investment Agreement (aggregating 3,000,000 shares of Common Stock); and (ii) any Common Stock or other capital stock issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, in exchange for or in replacement of the shares referenced in Subsection 1(e)(i) immediately above.

          (f)  "RULE 144" means Rule 144 as promulgated under the Securities
     Act.

          (g) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

     2.   REGISTRATION ON REQUEST - DEMAND REGISTRATION RIGHTS.

          (a) At any time during the period beginning six months from the date hereof and ending two years from the date hereof, upon the written request of Holder (the "DEMAND REQUEST"), the Company shall use its reasonable best efforts to effect, as soon as practicable after receipt of the Demand Request, the registration under the Securities Act of Registrable Shares in the amount of and in accordance with the following:

               (i) twenty-five percent (25%) of the Registrable Shares issued to the Shareholder as long as the average asked price for the Common Stock over the twenty trading days immediately preceding the date of the Demand Request (the "DEMAND PERIOD") equals or exceeds seventy-five cents ($0.75) per share and Holder agrees not to sell any of such shares for less than such price per share; and

               (ii) in addition to the Registrable Shares registered pursuant to Subsection 2(a)(i), an additional forty-percent (40%) of the Registrable Shares issued to the Shareholder as long as the average asked price for the Common Stock over the Demand Period equals or exceeds one dollar and twenty-five cents ($1.25) per share and Holder agrees not to sell any of such shares for less than such price per share;

     provided, however, that the price restrictions in Sections 2(a)(i) and 2(a)(ii) shall not apply subsequent to the nine month anniversary of the date hereof.

          (b) Notwithstanding the foregoing, the Company shall only be obligated to effect one demand registration under this Section 2 pursuant to which Registrable Shares are offered. In addition, in the event that the Company shall effect the registration of shares of Common Stock at any time to which the Holder is entitled to include any Registrable Shares
     (i) pursuant to Subsection 3(a)(i) hereof, without regard to the Holder's ability to sell such shares at the requisite price, the Company shall have no obligation under this Section 2 to register any Registrable Shares unless the average asked price for the Common Stock over the Demand Period equals or exceeds one dollar and twenty-five cents ($1.25) per share and
     (ii) pursuant to Subsection 3(a)(ii), the demand registration rights granted under this Section 2 shall be deemed to have been fulfilled and the Company shall have no further obligations pursuant to this Section 2.

          (c) If the Holder intends to distribute the Registrable Shares covered by the Demand Request by means of an underwriting, the Holder shall so advise the Company as a part of the Demand Request. Any registration statement pursuant to this section may include other securities of the

     Company whether being offered or sold for the account of the Company or of another securityholder unless the underwriter (or managing underwriter on behalf of all of the underwriters) advises the Company in writing that, in its opinion, the inclusion of any such shares in the subject registration statement will materially and adversely affect the distribution of the Registrable Shares by such underwriter.


     3.   INCIDENTAL REGISTRATION - PIGGY-BACK REGISTRATION RIGHTS.

          (a) If (without the obligation to do so) the Company, at any time beginning on the date hereof and ending two years from the date hereof, proposes to register (including for this purpose a registration effected by the Company for securityholders other than Holder) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-4, Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Shares or in which Registrable Shares cannot be included pursuant to Commission rule or practice), the Company shall, each such time, promptly give Holder written notice of such registration (the "PIGGY-BACK NOTICE"). Upon the written request of Holder given within ten
     (10) days after Holder's receipt of such Piggy-Back Notice from the Company, the Company shall, subject to the provisions of this section, use its best efforts to include in such registration statement filed with the Commission under the Securities Act that number, subject to the amount limitations herein, of Registrable Shares that Holder has requested to be registered in accordance with the following:

               (i) The Company shall include twenty-five percent (25%) of the Registrable Shares issued to the Shareholder prior to the date of the Piggy-Back Notice as long as Holder agrees not to sell such shares for less than seventy-five cents ($0.75) per share.

               (ii) In addition to the Registrable Shares registered pursuant to Subsection 3(a)(i), the Company shall include up to an additional forty-percent (40%) of the Registrable Shares issued to the Shareholder prior to the date of the Piggy-Back Notice as long as the average asked price for the Common Stock over the Demand Period equals or exceeds one dollar and twenty-five cents ($1.25) per share Holder agrees not to sell such shares for less such price;

     provided, however, that the price restrictions in Sections 3(a)(i) and 3(a)(ii) shall not apply subsequent to the nine month anniversary of the date hereof.

          (b) Notwithstanding anything herein to the contrary, the Company shall have no obligation under this Section 3 if the underwriter (or managing underwriter on behalf of all of the underwriters) advises the

     Company in writing that, in its opinion, the inclusion of any Registrable Shares in the subject registration statement will materially and adversely affect the distribution of the securities by such underwriter.

          (c) If the Company proposes to distribute shares of Common Stock through an underwriting, Holder (together with the Company and any other securityholders distributing their securities through such underwriting) shall enter into an underwriting agreement with the underwriter (or underwriters) selected for underwriting by the Company. If Holder disapproves of the terms of any such underwriting, Holder may elect to withdraw therefrom by written notice to the Company and the underwriter.

     4. ADJUSTMENT TO SHARE PRICE LIMITATIONS. In any of the following events, and in any variation or combination of the following events, appropriate adjustments shall be made in the share price limitations set forth in Subsections 2(a)(i), 2(a)(ii), 3(a)(i) and 3(a)(ii) hereof: (a) recapitalization of the Company through a split-up of outstanding shares of Common Stock or a combination of outstanding shares into a lesser number; or
(b) declaration of a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock.

     5. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as soon as practicable:

          (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its reasonable best efforts to cause such registration statement to become and remain effective for the period provided in this Section 5;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same;

          (c) furnish to Holder, or his or her duly authorized underwriter, such number of copies of a prospectus, including copies of a preliminary prospectus, prepared in conformity with the requirements of the Securities Act, and such other documents as Holder may reasonably request in order to facilitate the public sale or other disposition of the securities to be sold by Holder;

          (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or "blue sky" laws of such jurisdictions as Holder shall reasonably request, and do any and all other acts and things which may be necessary under such securities or "blue sky" laws to enable Holder to consummate the public sale or other disposition in such jurisdictions of the securities to be sold by Holder; provided, however, that the Company shall not for any such purpose be required to consent to the general service of process in any such jurisdiction;

          (e) notify the Holder at any time when a prospectus relating to the Registrable Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (f) notify Holder, promptly after the Company shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed;

          (g) notify Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

          (h) provide a transfer agent and registrar for all Registrable Shares sold under the registration statement not later than the effective date of the registration statement.

provided, however, that notwithstanding any other provision of this Agreement, the Company shall not in any event be required to use its reasonable best efforts to maintain the effectiveness of any such registration statement for a period in excess of nine (9) months after the effective date thereof.

     6.   FURTHER ASSURANCES.

          (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant hereto that Holder, having chosen to have its Registrable Shares included for registration, shall furnish to the Company such information regarding Holder, the Registrable Shares and the intended method of disposition of such securities as shall be required to effect the registration thereof. Holder shall be required to represent to the Company that all such information which is given is complete and accurate in all material respects. Holder shall deliver to the Company a statement in writing from Holder that it bona fide intends to sell, transfer or otherwise dispose of the Registrable Shares.

          (b) Holder agrees that (i) it will comply with the provisions of the Securities Act with respect to the disposition of its securities covered by a registration statement required under this Agreement, (ii) it will cooperate with the Company to the extent required by the Securities Act and applicable "blue sky" or state securities laws in its efforts to file any registration statement required hereunder and to have it declared effective, and (iii) upon receipt of any notice from the Company pursuant to Subsection 5(e), Holder will forthwith discontinue disposition of Registrable Shares until Holder receives copies of the supplemented or amended prospectus or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the prospectus.

     7. RESTRICTIONS ON PUBLIC SALE. Holder agrees (except to the extent that Holder is prohibited by applicable law from agreeing to withhold Registrable Shares from sale), if requested in a timely notice from the underwriter in an underwritten offering, not to effect any public sale or distribution of securities of the Company, including a sale pursuant Rule 144 under the Securities Act (except as part of such underwritten offering), during the 30-day period prior to, and during the 90-day period subsequent to, the closing date of each underwritten offering made pursuant to a registration statement.

     8.   EXPENSES.

          (a) REGISTRATION EXPENSES. All expenses incurred by the Company in effecting the registration provided for in this Agreement, including, without limitation, all registration and filing fees, printing expenses, reasonable fees and disbursements of counsel for the Company, expenses of any audits incidental to or required by any such registration, expenses of complying with the securities or "blue sky" laws or any state shall be paid by the Company.

          (b) SELLING EXPENSES. All underwriting discounts, underwriters' expense allowance, and selling commissions applicable to Registrable Shares sold by Holder, and all fees and disbursements of any special counsel of Holder shall be borne by Holder.

     9. INDEMNIFICATION. In the event that any Registrable Shares are included in a registration statement pursuant to this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless Holder, the officers, directors and members of Holder, any underwriter (as defined in the Securities Act) for Holder and each person, if any, who controls Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "VIOLATION"): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; and the Company will reimburse such specified persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such specified persons; and further provided however, that the Company shall not be required to indemnify any such specified person against (A) any liability arising from any untrue or misleading statement contained in or omission from any preliminary prospectus if such deficiency is corrected in the final prospectus and such final prospectus is recirculated as required by law prior to confirmation of any sale thereunder or (B) any liability which arises out of the failure of any such specified person to deliver a prospectus as required by the Securities Act.

          (b) To the extent permitted by law, Holder will indemnify and hold harmless the Company, its directors, its officers, any person who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter (within the meaning of the Securities Act) for the Company and any person who controls such underwriter against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, or underwriter or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Holder expressly for use in connection with such registration; and Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, underwriter or controlling person thereof, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Holder (which consent shall not be unreasonably withheld); and further provided, that notwithstanding anything to the contrary contained in this Agreement, Holder's liability under this Section 9 shall be limited in the aggregate to the amount of net proceeds actually received from Holder from the sale of Registrable Shares actually sold.

          (c) Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party hereunder, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party hereunder, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this subsection.

          (d) If the indemnifcation provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or liability (or actions with respect thereof), then such indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of loss, claim, damage or liability (or actions with respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability (or actions with respect thereof), as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     10. TERMINATION OF REGISTRATION RIGHTS. Notwithstanding the foregoing provisions of this Agreement, the rights to registration granted hereunder shall terminate as to any particular Registrable Shares when such Registrable Shares shall have been effectively registered under the Securities Act or otherwise sold by Holder thereof in a public sale in accordance with applicable law and such shares shall cease to be Registrable Shares for purposes hereof.

     11. ASSIGNABILITY OF REGISTRATION RIGHTS. Subject to Section 10, the registration rights set forth in this Agreement shall accrue to each subsequent holder of Registrable Shares who acquires all of the Registrable Shares and such subsequent holder shall only have such rights to the extent Shareholder would be entitled to hereunder prior to such transfer.

     12. COMPLIANCE WITH RULE 144. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to use reasonable efforts to:

          (a) make and keep public information available as those terms are understood and defined in Rule 144;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and

          (c) so long as Holder owns any Registrable Shares, and is not eligible to sell such Registrable Shares under paragraph (k) of Rule 144, furnish to Holder upon reasonable request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and Exchange Act, a copy of its most recent annual or quarterly report , and such other reports and documents so filed as Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing Holder to sell any such securities without registration.

     13. NOTICES. All notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed to have been made when personally delivered or three business days after sent by first class mail, postage prepaid, to the following address or such other address as shall be given by notice delivered hereunder: (a) to Holder, at the address of Holder as shown on the registry books maintained by the Company or its transfer agent; and
(b) if to the Company, at 1265 Naperville Road, Romeoville, Illinois 60446,
Attention: President, with a copy by like means to Ungaretti & Harris, 3500 Three First National Plaza, Chicago, Illinois 60602, Attention: Michael J. Philippi, Esq.

     14. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     16. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     17. GOVERNING LAW. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in that state.

     18. AMENDMENT. This Agreement may only be amended by the written consent of the Company and Holder.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                         FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC., a Delaware corporation

                         By:  ______________________________________
                         Its  President


                         PRINZ-FRANKLIN L.L.C.,
                         an Illinois limited liability company

                         By:  ______________________________________
                         Its  Manager or member

NEITHER THIS WARRANT NOR THE SECURITIES UNDERLYING THIS WARRANT HAS BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE UNDERLYING SECURITIES MAY NOT BE TRANSFERRED OR DISPOSED OF UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (B) THE ISSUER RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION AND SUCH OPINION IS IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER AND IS RENDERED BY COUNSEL REASONABLY SATISFACTORY TO THE ISSUER.

Warrant No.  WA-55                             Number of Shares Purchasable Upon
Issue Date:  _______________                        Exercise of Warrant: 200,000

      Void after 5:00 p.m. Chicago time on [date four years from issuance]

                       COMMON STOCK PURCHASE WARRANT
                                   OF
                  FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC.

     Franklin Ophthalmic Instruments Co., Inc. (the "Company"), a Delaware corporation, hereby certifies that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Prinz-Franklin L.L.C., an Illinois limited liability company, is entitled, subject to the terms set forth in this warrant (the "Warrant"), at any time from the date hereof but in no event later than [expiration date to be four years from the issue date], to purchase from the Company Two Hundred Thousand (200,000) shares of common stock of the Company, par value $.001 per share (the "Common Stock"), at an exercise price of $1.00 per share, as adjusted from time to time pursuant to the provisions set forth below (the "Exercise Price"). This Warrant and all rights hereunder, to the extent such rights shall not have been exercised, shall terminate and become null and void to the extent the holder hereof (the "Holder") fails to exercise any portion of this Warrant prior to 5:00 p.m., Chicago, Illinois time, [expiration date]("Expiration Date").

     1. EXERCISE OF WARRANT. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office or at such other address as the Company may direct in a written notice to the Holder. The presentation and surrender of this Warrant for exercise must be accompanied by:
(a) the form of subscription which is attached hereto as Annex A (the "Form of Subscription") duly executed with signature guaranteed; and (b) payment of the aggregate Exercise Price for the number of shares specified in such form (up to the maximum number of shares of Common Stock subject hereto). If this Warrant should be exercised in part only, upon presentation and surrender of this Warrant to the Company for cancellation, the Company shall execute and deliver a new warrant evidencing the rights of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt of this Warrant by the Company at its office, along with the payment of the aggregate Exercise Price, the certificates representing the shares of Common Stock or other securities subject to issuance upon such exercise hereof shall be issuable as soon thereafter as practicable by the Transfer Agent of the Company; provided, however, such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such shares of Common Stock as of the date of surrender of this Warrant and payment of the aggregate Exercise Price irrespective of the date of delivery of such certificate or certificates for such shares of Common Stock.

     2. RESERVATION OF SHARES. There shall at all times be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be subject hereto.

     3. FRACTIONAL SHARES. Notwithstanding any other provision hereof, the Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Warrant but fractional Warrants shall be delivered, entitling the Holder, upon surrender with other fractional Warrants aggregating one or more full shares, to purchase such full shares.

     4. EXCHANGE, TRANSFER OR ASSIGNMENT OF WARRANT. Subject to the provisions of this section and of Section 9 below, this Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of this section and of Section 9 below, upon surrender of this Warrant to the Company accompanied by: (a) the form of assignment which is attached hereto as Annex B (the "Form of Assignment") duly executed; and (b) funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new warrant in the name of the assignee named in the Form of Assignment and this Warrant shall promptly be canceled.

     Notwithstanding anything herein to the contrary, the Company may, without any obligation to do so, at its option, at any time and from time to time prior to the Expiration Date require that the Holder surrender this Warrant to the Company in exchange for a warrant certificate in engraved or other form as may be approved by the board of directors of the Company (the "Board of Directors") representing this Warrant, bearing such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Board of Directors may deem appropriate, having terms and conditions substantially similar to those contained in this Warrant or which, in the reasonable judgment of the Board of Directors, afford the Holder a net benefit when considered under the totality of the circumstances or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage; it being understood and agreed, however, that the terms and conditions of this Warrant may be modified, amended or superseded by the Company at any time hereafter as set forth herein. The term "Warrant" shall hereinafter be interpreted to include any warrant into which this Warrant may be divided, exchanged or combined, and any warrant as the same may be hereafter modified or amended from time to time.

     5. THEFT, DESTRUCTION, LOSS OR MUTILATION OF WARRANT. Subject to the provisions of Section 4, in the event of the theft, destruction, loss or mutilation of this Warrant, upon receipt by the Company of evidence satisfactory to it of such theft, destruction, loss or mutilation and, in the case of loss, theft or destruction, of such indemnification as the Company may in its discretion impose, and in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver a new warrant of like tenor and date.

     6. RIGHTS OF THE HOLDER. Prior to the exercise of this Warrant, the Holder shall not be entitled by virtue hereof to any rights of a stockholder in the Company, either at law or equity. The rights of the Holder are limited to those expressed in this Warrant and are enforceable against the Company only to the extent set forth herein.

     7. REDEMPTION. This Warrant is redeemable by the Company for $.10 per Warrant, at any time after six (6) months, upon thirty (30) days' prior written notice, if the closing price or bid price of the Common Stock, as reported by the principal exchange on which the Common Stock is then traded, the OTC Electronic Bulletin Board or the National Quotation Bureau Incorporated, as the case may be, equals or exceeds $3.00 per share for twenty (20) consecutive trading days ending within fifteen (15) days prior to the date of the notice of redemption.

     8.   ADJUSTMENTS.

          (a) In any of the following events, and in any variations or combinations of the following events, appropriate adjustments shall be made in the number of shares issuable on exercise of this Warrant and/or the Exercise Price, so as to maintain the proportionate interest of the Holder:
     (a) recapitalization of the Company through a split-up of outstanding shares of Common Stock or a combination of outstanding shares into a lesser number; or (b) declaration of a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock.

          (b) In the event of any capital reorganization of the Company, or of any reclassification of the Company with, or the merger of the Company into, any other corporation or of the sale of all or substantially all of the properties and assets of the Company to any other corporation, this Warrant shall, after such capital reorganization, reclassification, consolidation, merger or sale, entitle the Holder to receive upon exercise, for the same aggregate purchase price, the number of shares of Common Stock or other securities or property of the Company, or of the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which it would be entitled as a shareholder of the Company had it exercised this Warrant to acquire shares of Common Stock immediately prior to such capital reorganization, reclassification, consolidation, merger or sale.

          (c) Upon any adjustment pursuant to this Section 8, the Company shall promptly thereafter cause to be given to the Holder written notice of such adjustment in accordance with Section 10 hereof.

     9. TRANSFER TO COMPLY WITH THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS. Neither this Warrant nor the shares of Common Stock (or other securities) issuable upon exercise hereof have been the subject of registration under the Securities Act or under state securities laws. Except as provided in
Section 4 above: neither this Warrant nor the shares of Common Stock (or other securities) issuable upon exercise of this Warrant may be transferred, assigned, pledged, sold or otherwise disposed of in the absence of registration under the Securities Act and state securities laws, unless the Holder provides the Company with an opinion of counsel in form and substance reasonably satisfactory to the Company (together with such other representations and warranties as the Company may reasonably request) that the Warrant or shares of Common Stock issued upon exercise of this Warrant, as applicable, may be legally transferred without violating the Securities Act, or any other applicable securities law and then only against receipt of an agreement of the transferee (in form and substance satisfactory to the Company) to comply with the provisions of this section with respect to any resale or other disposition of such securities. The covenants set forth herein shall survive exercise of this Warrant.

     10. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed by first class mail, postage prepaid, as follows: (a) if to the Holder, at the address of the Holder as shown on the registry books maintained by the Company; and (b) if to the Company, at 1265 Naperville Road, Romeoville, Illinois 60446, Attention: President, with a copy by like means to Ungaretti & Harris, 3500 Three First National Plaza, Chicago, Illinois 60602,
Attention:  Michael J. Philippi, Esq.

     11. AMENDMENTS. The Company may, in its sole discretion, by supplemental agreement or pursuant to an amended warrant certificate issued in exchange for this Warrant make any changes or corrections to the terms and conditions hereof which it deems appropriate in order to: (a) reduce the Exercise Price; (b) extend the Expiration Date of this Warrant; (c) cure any ambiguity or correct any defective or inconsistent provision or manifest mistake or error herein contained; (d) modify such other terms and conditions hereof which modification, in the judgment of the Board of Directors, provides, when considered under the totality of the circumstances, a net benefit to or which, in the exercise of such judgment, the Board of Directors determines would not be contrary to the interests of the Holder; provided, however, that no adverse change in the number or nature of the securities purchasable upon the exercise of this Warrant, or the Exercise Price therefor or the redemption thereof, or the acceleration of the Expiration Date, shall be made without the consent in writing of the Holder. In addition, the Company may at any time hereafter enter into an agreement with a qualified warrant agent (a "Warrant Agent") chosen by it in its sole discretion to act on behalf of the Company in connection with the issuance, registration, transfer and exchange, the issuance of certificates representing the Warrants, the exercise of the Warrants and the rights of the Holders thereof (a "Warrant Agreement").

     12. AGREEMENT OF HOLDER. Holder, by acceptance hereof, consents and agrees with the Company and any Warrant Agent that:

          (a) The Warrants are transferable only on the registry books of the Company or the Warrant Agent by the Holder thereof in person or by his attorney duly authorized in writing and only if the warrant certificates representing such Warrants are surrendered at the office of the Company or the Warrant Agent, if any, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company and the Warrant Agent, if any, in their sole discretion, together with payment of any applicable transfer taxes;

          (b) The Company and any Warrant Agent may deem and treat the person in whose name the warrant certificate is registered as the Holder and as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 10 hereof;

          (c) Each Warrant shall be subject in all respects to the terms and conditions set forth in any amended warrant certificate upon the issuance thereof or in any Warrant Agreement entered into by the Company as permitted pursuant to Section 11 hereof upon the execution thereof and, in either such case, upon the mailing by the Company of notice of the amendment of the terms and conditions of this Warrant. In the event of the execution of any such Warrant Agreement, a true copy thereof shall be promptly mailed by the Company to the Holder; and

          (d) The Holder shall execute all such further instruments and documents and take such further action as the Company may reasonably require in order to effectuate the terms and purposes of this Warrant.

     13. SEVERABILITY. The provisions of this Warrant shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable. Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable. Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

     14. ENTIRE AGREEMENT. This Warrant is intended to and does contain and embody the entire understanding and agreement of the Company and the Holder with respect to the subject matter hereof and there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Warrant shall be in any way invalidated, unempowered or affected.

     15. HEADINGS. The headings in this Warrant are for convenience of reference only and are not part of this Warrant.

     16. GOVERNING LAW. This Warrant shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.


     IN WITNESS WHEREOF, Franklin Ophthalmic Instruments Co., Inc. has caused this Warrant to be signed in its name and on its behalf and its corporate seal to be affixed hereon by its duly authorized officers as of the date of issuance first above written.


                              FRANKLIN OPHTHALMIC
                              INSTRUMENTS CO., INC.


[SEAL]
                              By:___________________________________
                                 Michael J. Carroll, President


Attest:


____________________________
Linda S. Zimdars, Secretary

                              Annex B to Warrant

                              FORM OF ASSIGNMENT

                  (To be executed upon transfer of Warrant)



     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to __________________________ the right represented by the within Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer such Warrant on the Warrant register of the within named Company, with full power of substitution.


DATED:  ________________, _______.

                              Signature:



                              ________________________________________________
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                              Signature Guaranteed:


                              _______________________________________________

                            Annex A to Warrant

                           FORM OF SUBSCRIPTION

(To be completed and signed only upon an exercise of the Warrant in whole or in part)

TO:  Franklin Ophthalmic Instruments Co., Inc.

     The undersigned, the Holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by the Warrant for, and to purchase thereunder, _______ shares of Common Stock (as such terms are defined in the Warrant, dated ____________, issued by Franklin Ophthalmic Instruments Co., Inc. to _________________) (or other securities or property), and herewith makes payment of $_______________ therefor in cash or by certified or official bank check. The undersigned hereby requests that the Certificate(s) for such securities be issued in the name(s) and delivered to the address(es) as follows:

Name:                       ___________________________________

Address:                    ___________________________________

Social Security Number:     ___________________________________

Deliver to:                 ___________________________________

Address:                    ___________________________________

     If the foregoing Subscription evidences an exercise of the Warrant to purchase fewer than all of the shares of Common Stock (or other securities or property) to which the undersigned is entitled under such Warrant, please issue a new Warrant, of like tenor, for the remaining portion of the Warrant (or other securities or property) in the name of the undersigned and deliver the same to the address(es) as follows:

Address:                 _____________________________________________

DATED:  ____________, _______.


___________________________________
(Name of Holder)


____________________________________
(Signature of Holder or Authorized Signatory)

Signature Guaranteed:


____________________________       __________________________________________
                                   (Social Security or Taxpayer Identification
                                   Number of Holder)